May 1, 2019

Dreyfus Family of Funds

Supplement to Current Prospectuses of Funds Offering Class I Shares

Effective on or about May 31, 2019, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Shareholder Guide—Choosing a Share Class—Class I Shares”:

Class I shares also may be purchased by:

•        clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund’s distributor.  An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary.